UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Legg Mason

Western Asset

Variable Global

High Yield Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Portfolio objective

The Portfolio seeks to maximize total return, consistent with the preservation of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Variable Global High Yield Bond Portfolio for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 9, 2011

Legg Mason Western Asset Variable Global High Yield Bond Portfolio	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. While final 2010 GDP data has not yet been released, given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. .. . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase

Legg Mason Western Asset Variable Global High Yield Bond Portfolio	V

Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England, as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession.

However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vi returned 4.61% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate

VI	Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Investment commentary (cont’d)

profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 14.94% for the twelve months ended December 31, 2010.

Emerging market debt prices rallied over the reporting period, posting positive returns each month during the period except for May, November and December 2010. This solid performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 12.04% over the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

vii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	1

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return, consistent with the preservation of capital.

The Portfolio invests primarily in high-yield fixed-income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal circumstances, the Portfolio invests at least 80% of its assets in high-yield bonds and related investments. Under normal circumstances, the Portfolio will be invested in at least three countries (one of which may be the U.S.). The Portfolio may invest without limitation in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The Portfolio may invest in securities of any maturity.

Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)i continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the

2	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Portfolio overview (cont’d)

economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively.

The Barclays Capital U.S. Aggregate Indexii returned 6.54% for the twelve months ended December 31, 2010. Comparatively, riskier fixed-income securities, including high-yield bonds, produced stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii returned 14.94%. While the emerging market debt asset class also generated strong absolute returns during the fiscal year, it lagged the U.S. high-yield market. Over the twelve months ended December 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 12.04%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We increased the Portfolio’s exposure to the Financials sector, moving from an underweight to nearly a neutral position versus the Barclays Capital Global High Yield Index (Hedged)v, the Portfolio’s benchmark. Within the Financials sector, we emphasized banks based on our expectation for improving profits in the industry. Our allocation to Transportation was also increased as we found a number of potentially rewarding investments in the sector. We reduced our exposure to Consumer Noncyclicals1 to pursue what we felt were more attractive opportunities. To help diversify the portfolio, we increased our exposure to European high-yield securities. We actively participated in the new issuance market by selectively purchasing high-yield corporate bonds from a variety of sectors. While we maintained our lower-quality bias versus the benchmark, we pared our exposure to certain lower-quality CCC-rated securities to capture profits during the fiscal year. We also increased our exposure to BB-rated bonds, which generated solid results during periods of increased investor risk aversion, to help reduce our overall risk exposure.

The Portfolio employed U.S. Treasury futures during the reporting period to manage its yield curvevi positioning and durationvii. We also used currency forwards to hedge our currency exposure. The use of these derivative instruments added to overall performance.

Performance review

For the twelve months ended December 31, 2010, Class I shares of Legg Mason Western Asset Variable Global High Yield Bond Portfolio2 returned 15.07%. The Portfolio’s unmanaged benchmark, the Barclays Capital Global High Yield Index (Hedged), returned 15.06% over the same time frame. The Lipper Variable High Current Yield Funds Category Average3 returned 13.61% for the same period.

[1]	Consumer Noncyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 107 funds in the Portfolio’s Lipper category.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	3

Performance Snapshot as of December 31, 2010
(unaudited)	6 months	12 months
Legg Mason Western Asset Variable Global High Yield Bond Portfolio[1]:
Class I	10.54%	15.07%
Class II	10.37%	14.70%
Barclays Capital Global High Yield Index (Hedged)	9.59%	15.06%
Lipper Variable High Current Yield Funds Category Average[2]	9.80%	13.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2010 for Class I and Class II shares were 7.61% and 7.31%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class I and Class II shares were 0.91% and 1.24%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was the Portfolio’s quality biases. Relative to the benchmark, the Portfolio’s overweight to CCC-rated securities benefited from improved demand, as investors looked to receive the historically high incremental yield given the low interest rate environment.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 119 funds for the six-month period and among the 107 funds for the twelve-month period in the Portfolio’s Lipper category.

4	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Portfolio overview (cont’d)

Security selection was also a significant contributor to results. During the fiscal year, seven of the Portfolio’s ten largest overweight positions outperformed the benchmark, and we had overweights in seven of the twenty best-performing securities within the benchmark. We were also successful in avoiding many of the worst-performing securities during the reporting period, as six of the Portfolio’s ten largest underweight positions lagged the overall benchmark. We were also underweight in sixteen of the twenty worst-performing securities within the benchmark. In terms of individual holdings, leading contributors to Portfolio performance included issues from American International Group Inc. and its aircraft- leasing arm International Lease Finance Corp., Bank of America Corp., Citigroup Inc. and DAE Aviation Holdings Inc. As we anticipated, AIG’s International Lease Finance freed up collateral by repaying a government loan during the period, and the company accessed the capital markets in order to extend its maturity profile. This balance sheet management, combined with stable fundamental results, caused the issuer’s bonds to rally significantly during the period. Additionally, AIG senior debt performed well due to improved fundamental results, combined with an improving balance sheet which included an initial public offering of its Asia operations and the sale of another business to a competitor during the period. Bank of America and Citigroup performed well, along with the Banking sub-sector in general, as the federal government’s assistance programs, improving fundamental performance and rising capital rates helped their bonds to rally during the reporting period. In addition, the recently passed financial reform bill was viewed as a positive for the debt of the two issuers. In particular, expectations were that the legislation would reduce the risk associated with large banks’ business models. DAE Aviation Holdings, an aircraft maintenance, repair and overhaul company, experienced increased demand for its products and services as global economic conditions improved and airlines looked to maintain their existing fleets rather than purchase new airplanes.

From a sector perspective, our overweight versus the benchmark in Transportation was beneficial. The sector performed well as the economy showed signs of improvement during the fiscal year. Finally, moving from a neutral to an underweight exposure versus the benchmark in Consumer Noncyclicals was positive for the Portfolio’s results, as the sectors of the high-yield market that were more closely tied to the economic recovery generally outperformed Consumer Noncyclicals during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Portfolio’s relative performance during the reporting period was its underweight to European high-yield bonds, as these holdings outperformed their U.S. high-yield bond counterparts. Our lack of exposure to high-yield commercial mortgage-backed securities (“CMBS”) also detracted from performance. While this sector represents only about 2% of the benchmark, it gained approximately 75% during the reporting period. Therefore, our lack of exposure to high-yield CMBS was a drag on results. It is important to note, however, that Barclays Capital has removed the CMBS high-yield component from the Index going forward.

Also detracting from performance was the Portfolio’s underweight to the Financials sector, as it was the best performing area within the Index during the twelve months ended December 31, 2010. While we increased our exposure, we had an underweight position in Financials during the majority of the reporting period. Our overweight to the relatively poor-performing Energy sector also tempered our results. The Energy sector lagged the

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	5

overall benchmark given volatile natural gas and oil prices, coupled with fears that relatively modest economic growth would reduce global demand for energy going forward. The Portfolio’s overweight in Utilities, historically a defensive industry, detracted from results as more cyclical sectors generally generated superior performance during the reporting period.

Finally, a number of individual holdings also detracted from relative performance over the period. These included our overweight exposures to issuers Station Casinos Inc. and Blockbuster Inc. The gaming market suffered deep declines during the previous economic recession and given the deteriorating fundamental results, Station Casinos filed for bankruptcy in July 2009. The company continued to negotiate with lenders and creditors into 2010 and, unable to reach a favorable agreement for unsecured creditors, the issuer’s bonds moved lower in a rising market. Poor fundamental results and concerns over Blockbuster’s in-store rental model pressured its first lien-secured bonds during the period. In September 2010, the company filed for bankruptcy. As a result, our holdings detracted from performance as their prices declined in a rising market. We liquidated our position during the period.

Thank you for your investment in Legg Mason Western Asset Variable Global High Yield Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s principal investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 30 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Consumer Discretionary (22.0%), Energy (15.1%), Materials (12.9%), Industrials (11.7%) and Financials (10.1%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Portfolio overview (cont’d)

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-
denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

The Barclays Capital Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	7

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

*	Prior year percentages have been restated to reflect current classifications.

8	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	10.54%	$1,000.00	$1,105.40	0.91%	$4.83	Class I	5.00%	$1,000.00	$1,020.62	0.91%	$4.63
Class II	10.37	1,000.00	1,103.70	1.18	6.26	Class II	5.00	1,000.00	1,019.26	1.18	6.01

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/10	15.07%	14.70%
Five Years Ended 12/31/10	6.48	6.19
Ten Years Ended 12/31/10	8.26	N/A
Inception* through 12/31/10	6.93	6.53

Cumulative total return[1]
Class I (12/31/00 through 12/31/10)	121.24%
Class II (Inception date of 2/26/04 through 12/31/10)	54.18

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and II shares are May 1, 1998 and February 26, 2004, respectively.

10	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of Legg Mason Western Asset Variable Global High Yield Bond Portfolio vs. Barclays Capital Global High Yield Index (Hedged)† — December 2000 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason Western Asset Variable Global High Yield Bond Portfolio on December 31, 2000, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital Global High Yield Index (Hedged). The Barclays Capital Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

BC Global	— Barclays Capital Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Var Global	— Legg Mason Western Asset Variable Global High Yield Bond Portfolio
Non-$	— Non-U.S. Dollar

12	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

BC Global	— Barclays Capital Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Var Global	— Legg Mason Western Asset Variable Global High Yield Bond Portfolio
Non-$	— Non-U.S. Dollar

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	13

Schedule of investments

December 31, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 84.3%
Consumer Discretionary — 20.9%
Auto Components — 0.5%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	395,000	EUR	$530,478	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	120,000	EUR	173,986	(a)
Total Auto Components					704,464
Automobiles — 1.2%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	850,000		1,070,193
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	1,620,000		587,250	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	200,000		68,500	(b)
Total Automobiles					1,725,943
Diversified Consumer Services — 0.8%
Realogy Corp., Senior Notes	10.500%	4/15/14	160,000		158,000
Sotheby’s, Senior Notes	7.750%	6/15/15	510,000		566,100
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	475,000		502,312
Total Diversified Consumer Services					1,226,412
Hotels, Restaurants & Leisure — 6.1%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	350,000		347,375	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	20,000		18,050
CCM Merger Inc., Notes	8.000%	8/1/13	470,000		459,425	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	235,000		171,844	(a)
Codere Finance Luxembourg SA, Senior Notes	8.250%	6/15/15	170,000	EUR	227,171	(a)
Codere Finance Luxembourg SA, Senior Secured Notes	8.250%	6/15/15	360,000	EUR	481,068	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	420,000		416,325	(a)
Dunkin Finance Corp., Senior Notes	9.625%	12/1/18	160,000		162,400	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	645,000		525,675
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	190,000		194,750
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	265,000		2,252	(a)(b)
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	650,000		547,625
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	450,000		508,500
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,000,000		526,250	(b)(c)(k)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	160,000		157,600	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	515,000		552,337
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	100,000		107,250	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	307,484	(d)
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	230,000		229,770

See Notes to Financial Statements.

14	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
MGM MIRAGE Inc., Senior Notes	5.875%	2/27/14	520,000		$482,300
MGM MIRAGE Inc., Senior Notes	6.625%	7/15/15	20,000		18,425
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	35,000		39,462
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,020,000		856,800
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	55,000		34,237
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	400,000		414,000	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	700,000		819,875
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	80,000		80,600
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	50,000		52,000
Sbarro Inc., Senior Notes	10.375%	2/1/15	325,000		147,875
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	235,000		202,100	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	40,000		38,200	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	465,000		47	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	555,000		56	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	75,000		8	(b)(c)
Total Hotels, Restaurants & Leisure					9,129,136
Household Durables — 0.9%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	331,000	GBP	516,062	(a)
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	140,000	GBP	218,274	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	610,000		594,750	(a)
Total Household Durables					1,329,086
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	290,000		327,700
QVC Inc., Senior Secured Notes	7.375%	10/15/20	265,000		278,912	(a)
Total Internet & Catalog Retail					606,612
Leisure Equipment & Products — 0.9%
Carlson Wagonlit BV, Senior Notes	6.795%	5/1/15	450,000	EUR	580,288	(a)(d)
Cirsa Capital Luxembourg, Senior Notes	7.875%	7/15/12	340,000	EUR	473,652	(a)
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	160,000	EUR	220,222	(a)
Total Leisure Equipment & Products					1,274,162
Media — 5.4%
Affinity Group Inc., Senior Secured Notes	11.500%	12/1/16	230,000		227,125	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	420,000		436,800
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	385,000		399,437	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	15

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	530,000		$561,800	(a)
CMP Susquehanna Corp.	3.443%	5/15/14	38,000		26,600	(a)(c)(d)(e)
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	285,000		310,650
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		31,200
DISH DBS Corp., Senior Notes	7.875%	9/1/19	380,000		399,000
EN Germany Holdings BV, Senior Secured Notes	10.750%	11/15/15	430,000	EUR	581,792	(a)
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	200,000		216,000	(a)
ITV PLC, Notes	7.375%	1/5/17	275,000	GBP	439,471
ITV PLC, Senior Notes	10.000%	6/30/14	175,000	EUR	271,267
Lighthouse International Co. SA, Senior Secured Notes	8.000%	4/30/14	230,000	EUR	115,256	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	240,000		276,600
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	1,050,000		1,092,000	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	269,000	EUR	304,646	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	75,000	EUR	99,471	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	590,000		600,325	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	570,000		601,350	(a)
UPC Holding BV, Senior Notes	8.000%	11/1/16	260,000	EUR	363,073	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	140,000		154,000	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	400,000	EUR	553,228	(a)
Total Media					8,061,091
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	715,000		689,975
Specialty Retail — 2.5%
American Greetings Corp., Senior Notes	7.375%	6/1/16	605,000		629,956
American Greetings Corp., Senior Notes	7.375%	6/1/16	95,000		95,119
American Greetings Corp., Senior Notes	7.375%	6/1/16	30,000		30,038
Edcon Proprietary Ltd., Senior Notes	4.276%	6/15/14	750,000	EUR	851,891	(a)(d)
Michaels Stores Inc., Senior Notes	7.750%	11/1/18	490,000		491,225	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	20,000		21,900
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	910,000		905,450
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	710,000		751,712	(a)
Total Specialty Retail					3,777,291
Textiles, Apparel & Luxury Goods — 1.7%
Boardriders SA, Senior Notes	8.875%	12/15/17	550,000	EUR	771,713	(a)
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	310,000		330,925
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	590,000		618,025	(a)

See Notes to Financial Statements.

16	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Textiles, Apparel & Luxury Goods — continued
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	585,000		$659,588
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	170,000		181,475
Total Textiles, Apparel & Luxury Goods					2,561,726
Total Consumer Discretionary					31,085,898
Consumer Staples — 1.3%
Food Products — 1.3%
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	250,000		261,250	(a)
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	315,000		361,819
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	400,000	EUR	553,228	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	180,000		210,825
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	420,000		450,450	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	160,000		185,200	(a)
Total Consumer Staples					2,022,772
Energy — 14.8%
Energy Equipment & Services — 2.0%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	490,000		546,350
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	190,000		197,600
Frac Tech Services LLC/Frac Tech Finance Inc., Senior Notes	7.125%	11/15/18	370,000		376,475	(a)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	290,000		295,800
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	585,000		487,013	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	170,000		180,200
Parker Drilling Co., Senior Notes	9.125%	4/1/18	310,000		325,500
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	350,000		357,000	(a)
Trinidad Drilling Ltd., Senior Notes	7.875%	1/15/19	200,000		203,000	(a)
Total Energy Equipment & Services					2,968,938
Oil, Gas & Consumable Fuels — 12.8%
Alta Mesa Holdings/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	160,000		156,200	(a)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	950,000		912,000
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	470,000		473,525
Calfrac Holdings LP, Senior Notes	7.500%	12/1/20	260,000		263,900	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	680,000		707,200
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	300,000		309,000
Concho Resources Inc., Senior Notes	7.000%	1/15/21	390,000		400,725
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	330,000		358,050	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	663,065		616,651	(a)(f)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	17

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	120,000		$129,150
Ecopetrol SA, Senior Notes	7.625%	7/23/19	580,000		672,800
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	290,000		300,150
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	385,000		413,855	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	90,000		93,504	(d)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	540,000		531,900
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	520,000		589,550	(a)
Inergy LP/Inergy Finance Corp., Senior Notes	7.000%	10/1/18	200,000		202,500	(a)
Infinis PLC, Senior Notes	9.125%	12/15/14	265,000	GBP	437,951	(a)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	320,000		347,200
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	480,000		531,600	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	290,000		313,925	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	260,000		267,800	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	250,000		262,500	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	130,000		131,625	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	400,000		402,000
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	605,000		638,275	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	710,000		773,900	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	120,000		120,900	(a)
OPTI Canada Inc., Senior Secured Notes	9.750%	8/15/13	370,000		371,850	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	130,000		92,462
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	595,000		599,462
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	130,000		138,775	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	20,000		21,350	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	120,000		130,800
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	250,000		263,851
Petrohawk Energy Corp., Senior Notes	7.875%	6/1/15	170,000		177,862
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	320,000		385,600	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	500,000		462,500	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	320,000		359,200
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	265,000		291,500
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	190,000		208,525	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	670,000		783,900
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	100,000		110,250
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000		164,062

See Notes to Financial Statements.

18	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	430,000		$437,525
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	325,000		334,344	(f)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	20,000		20,400
Stone Energy Corp., Senior Subordinated Notes	6.750%	12/15/14	250,000		245,000
Teekay Corp., Senior Notes	8.500%	1/15/20	545,000		596,094
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	400,000		444,000	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	490,000		558,012	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	150,000		170,820	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	50,000		52,750
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	380,000		385,700
Total Oil, Gas & Consumable Fuels					19,164,930
Total Energy					22,133,868
Financials — 7.5%
Commercial Banks — 2.2%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	230,000		195,345
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	120,000		121,650	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	840,709		844,912
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	200,000		206,500	(a)(d)(g)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	650,000	EUR	651,446	(d)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	500,000		477,142	(a)(d)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	58,000	GBP	96,758	(a)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	220,000		221,650
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	220,000		224,400
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	190,000		206,682	(d)(g)
Total Commercial Banks					3,246,485
Consumer Finance — 2.0%
Ally Financial Inc., Debentures	0.000%	6/15/15	760,000		562,400
Ally Financial Inc., Notes	6.250%	12/1/17	1,450,000		1,451,812	(a)
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	390,000		353,612
SLM Corp., Medium-Term Notes	8.000%	3/25/20	620,000		629,638
Total Consumer Finance					2,997,462

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	19

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 2.8%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	160,000		$178,400	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	260,000		279,825
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	140,000		146,825
General Electric Capital Corp., Subordinated Bonds	4.625%	9/15/66	384,000	EUR	428,471	(a)(d)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	230,000	EUR	267,393	(a)(d)
ING Groep NV, Subordinated Bonds	5.140%	3/17/16	550,000	GBP	666,710	(d)(g)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	320,000		329,600
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		464,600
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	240,000		258,000	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	240,000		260,100
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	350,000		357,000
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	90,000		93,600	(a)
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	120,000		116,690	(a)
Polish Television Holding BV, Senior Secured Bonds	11.250%	5/15/17	250,000	EUR	346,603	(a)(e)
Total Diversified Financial Services					4,193,817
Insurance — 0.2%
American International Group Inc., Senior Notes	6.400%	12/15/20	290,000		304,832
Real Estate Management & Development — 0.3%
Agile Property Holdings Ltd., Senior Notes	10.000%	11/14/16	270,000		292,950	(a)
Castle HoldCo 4 Ltd., Senior Secured Notes	10.000%	5/8/18	133,000	GBP	204,250	(a)
Total Real Estate Management & Development					497,200
Total Financials					11,239,796
Health Care — 2.4%
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	10.000%	10/15/17	340,000		373,150
Health Care Providers & Services — 2.1%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	250,000		257,500	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,355,000		1,365,162
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	40,000		46,000	(a)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	420,000		421,050	(a)
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	110,000		110,550	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	556,000		631,060
Universal Hospital Services Inc., Senior Secured Notes	3.834%	6/1/15	150,000		138,000	(d)

See Notes to Financial Statements.

20	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	225,000	$232,313	(f)
Total Health Care Providers & Services				3,201,635
Total Health Care				3,574,785
Industrials — 10.5%
Aerospace & Defense — 1.0%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	515,000	543,325
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	240,000	267,000
Triumph Group Inc., Senior Notes	8.625%	7/15/18	320,000	351,200
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	425,000	415,438	(a)
Total Aerospace & Defense				1,576,963
Air Freight & Logistics — 0.5%
TGI International Ltd., Senior Notes	9.500%	10/3/17	650,000	732,875	(a)
Airlines — 1.5%
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	438,210	437,114
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	77,134	77,134
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	250,000	258,750	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	500,000	520,000	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	408,009	422,290
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	2/10/24	48,853	49,830
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	144,287	157,994
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	144,000	157,500	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	100,000	108,250	(a)
Total Airlines				2,188,862
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	231,400	129,584	(a)(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	160,000	169,600	(a)
USG Corp., Senior Notes	8.375%	10/15/18	100,000	98,500	(a)
Total Building Products				397,684
Commercial Services & Supplies — 2.0%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	180,000	203,400
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	740,000	759,425	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	420,000	442,050	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	150,000	161,625	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	370,000	390,350

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	21

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	920,000	$948,750
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	130,000	146,900	(a)
Total Commercial Services & Supplies				3,052,500
Construction & Engineering — 0.6%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	420,000	390,600	(a)
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	520,000	562,900	(a)
Total Construction & Engineering				953,500
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	370,000	342,250	(a)
Industrial Conglomerates — 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	320,000	350,400
Marine — 0.8%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	750,000	770,625	(a)
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	450,000	366,750	(a)(b)
Total Marine				1,137,375
Road & Rail — 2.0%
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	627,000	605,550	(a)(e)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	204,000	249,900
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	865,000	940,688
Kansas City Southern de Mexico, Senior Notes	6.625%	12/15/20	310,000	312,325	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	20,000	23,900
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	45,000	48,600
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	290,000	289,275	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	468,000	516,555
Total Road & Rail				2,986,793
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	345,000	361,387	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	90,000	93,713	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	315,000	322,875
Total Trading Companies & Distributors				777,975
Transportation — 0.9%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	840,000	913,500	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	390,000	397,800	(a)
Total Transportation				1,311,300
Total Industrials				15,808,477

See Notes to Financial Statements.

22	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 2.1%
Electronic Equipment, Instruments & Components — 0.6%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	750,000	$847,500	(a)
IT Services — 0.8%
Ceridian Corp., Senior Notes	12.250%	11/15/15	362,100	367,531	(f)
First Data Corp., Senior Notes	9.875%	9/24/15	280,000	268,100
First Data Corp., Senior Notes	10.550%	9/24/15	373,887	356,127	(f)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	40,000	39,700
Interactive Data Corp., Senior Notes	10.250%	8/1/18	180,000	196,425	(a)
Total IT Services				1,227,883
Semiconductors & Semiconductor Equipment — 0.7%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	230,000	239,775
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	170,000	186,150	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	300,000	317,250
Spansion LLC, Senior Notes	7.875%	11/15/17	70,000	69,650	(a)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	215,000	232,738	(a)
Total Semiconductors & Semiconductor Equipment				1,045,563
Software — 0.0%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	45,000	46,406	(a)
Total Information Technology				3,167,352
Materials — 12.4%
Chemicals — 3.0%
Ashland Inc., Senior Notes	9.125%	6/1/17	780,000	902,850
CF Industries Inc., Senior Notes	7.125%	5/1/20	200,000	219,500
FMC Finance III SA, Senior Notes	6.875%	7/15/17	440,000	468,600
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	435,000	474,150	(a)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	9.000%	11/15/20	300,000	318,000	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	410,000	438,188	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	319,000	353,691	(a)
Rhodia SA, Senior Notes	6.875%	9/15/20	640,000	652,000	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	190,000	209,000
Solutia Inc., Senior Notes	7.875%	3/15/20	210,000	225,750
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	250,000	262,500	(a)
Total Chemicals				4,524,229

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	23

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — 2.8%
Ardagh Glass Group PLC, Senior Toggle Notes	10.750%	3/1/15	479,730	EUR	$649,077	(f)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	375,000	EUR	516,146	(a)
Ball Corp., Senior Notes	6.625%	3/15/18	60,000		61,350
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	240,000		241,800
Berry Plastics Corp., Senior Secured Notes	9.750%	1/15/21	460,000		457,700	(a)
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	312,000	EUR	408,587	(a)
Nordenia Holdings GMBH, Senior Secured Bonds	9.750%	7/15/17	377,000	EUR	556,682	(a)(e)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	120,000		0	(b)(c)(e)(k)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	190,000	EUR	260,244	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	120,000		122,700	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	130,000		136,500
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	690,000		722,775	(a)(c)
Total Containers & Packaging					4,133,561
Metals & Mining — 4.1%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	450,000		470,250	(a)
Chichester Metals Pty Ltd, Senior Notes	6.375%	2/1/16	250,000		251,250	(a)
China Oriental Group Co. Ltd.	7.000%	11/17/17	400,000		397,000	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	190,000		201,400	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	186,000		197,160	(a)
Evraz Group SA, Notes	8.875%	4/24/13	990,000		1,067,962	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	250,000		257,500	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	354,000		391,170	(a)
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	184,000	EUR	254,509	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	670,000		698,475	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	120,000		161,418
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	700,000		316,750
Southern Copper Corp., Senior Notes	6.750%	4/16/40	60,000		62,430
Vale Overseas Ltd., Notes	8.250%	1/17/34	63,000		78,669
Vale Overseas Ltd., Notes	6.875%	11/21/36	605,000		667,002
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	670,000		716,900	(a)
Total Metals & Mining					6,189,845
Paper & Forest Products — 2.5%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	541,000		435,505	(a)
Boise Cascade LLC, Senior Subordinated Notes	7.125%	10/15/14	82,000		80,565
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	400,000		406,000	(a)(c)
Neenah Paper Inc., Senior Notes	7.375%	11/15/14	170,000		174,675

See Notes to Financial Statements.

24	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — continued
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	520,000		$491,400
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	423,000	EUR	650,043	(a)
Sino-Forest Corp., Notes	6.250%	10/21/17	280,000		283,850	(a)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	430,000		498,800	(a)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	505,000		468,387
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	295,000		325,238
Total Paper & Forest Products					3,814,463
Total Materials					18,662,098
Telecommunication Services — 7.2%
Diversified Telecommunication Services — 4.4%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	790,000		734,700	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	84,000		80,220	(a)
Cincinnati Bell Inc., Senior Notes	8.375%	10/15/20	350,000		336,875
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	20,000		15,900
ERC Ireland Preferred Equity Ltd., Senior Notes	8.050%	2/15/17	1,001,011	EUR	133,189	(a)(d)(f)
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	810,000		81	(b)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	500,000		527,500	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	130,000		137,800
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	470,000		508,775
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	260,000		259,350
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	125,000	EUR	175,807	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	350,000		373,625
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	100,000		109,630	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	870,000		943,491	(a)
West Corp., Senior Notes	8.625%	10/1/18	410,000		436,650	(a)
West Corp., Senior Notes	7.875%	1/15/19	590,000		601,800	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	100,000		113,250	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	740,000		754,800	(a)
Windstream Corp., Senior Notes	7.750%	10/15/20	380,000		393,300
Total Diversified Telecommunication Services					6,636,743
Wireless Telecommunication Services — 2.8%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	240,000		250,200
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	880,000		774,400
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,165,000		1,182,475

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	25

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Bucaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	515,000	$534,312	(a)
True Move Co., Ltd.	10.750%	12/16/13	635,000	685,800	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	625,000	675,000	(a)
Total Wireless Telecommunication Services				4,102,187
Total Telecommunication Services				10,738,930
Utilities — 5.2%
Electric Utilities — 0.7%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	120,000	117,900
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	280,000	280,000	(a)
EEB International Ltd.	8.750%	10/31/14	100,000	108,250	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	550,000	595,375	(a)
Total Electric Utilities				1,101,525
Gas Utilities — 0.5%
Ferrellgas LP/Ferrellgas Finance Corp., Senior Notes	6.500%	5/1/21	250,000	245,000	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	69,038
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	250,000	268,125
Xinao Gas Holdings Ltd., Senior Bonds	7.375%	8/5/12	150,000	156,794
Total Gas Utilities				738,957
Independent Power Producers & Energy Traders — 3.9%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	120,000	122,100	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	870,000	861,300	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	240,000	250,486	(a)
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	649,378	392,874	(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,465,000	1,518,140
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	670,000	716,900	(a)
Listrindo Capital BV, Senior Notes	9.250%	1/29/15	560,000	632,148	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	530,000	524,700
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	350,746	389,328
NRG Energy Inc., Senior Notes	7.375%	2/1/16	105,000	107,888
NRG Energy Inc., Senior Notes	7.375%	1/15/17	310,000	320,075
Total Independent Power Producers & Energy Traders				5,835,939
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	150,000	172,500	(a)
Total Utilities				7,848,921
Total Corporate Bonds & Notes (Cost — $122,876,156)				126,282,897

See Notes to Financial Statements.

26	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Senior Loans — 2.4%
Consumer Discretionary — 0.2%
Auto Components — 0.1%
Allison Transmission Inc., Term Loan B	3.020-3.040%	8/7/14	125,296		$122,686	(h)
Specialty Retail — 0.1%
Michaels Stores Inc., Term Loan B2	4.813%	7/31/16	247,926		248,302	(h)
Total Consumer Discretionary					370,988
Energy — 0.3%
Energy Equipment & Services — 0.3%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	795,900		380,042	(c)(h)
Financials — 0.7%
Real Estate Management & Development — 0.7%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000		1,095,625	(h)
Industrials — 0.6%
Aerospace & Defense — 0.6%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.289%	3/26/14	56,412		49,553	(h)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.261-2.303%	3/26/14	941,143		826,693	(h)
Total Industrials					876,246
Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
Vodafone Group PLC, Term Loan	6.875%	8/11/15	590,000		598,850	(e)(h)
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings, Term Loan B3	3.764%	10/10/14	306,829		237,321	(h)
Total Collateralized Senior Loans (Cost — $3,791,733)					3,559,072
Convertible Bonds & Notes — 0.7%
Industrials — 0.6%
Marine — 0.6%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	1,030,000		954,037
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc., Series Unit	6.500%	6/30/29	130,000		109,200
Total Convertible Bonds & Notes (Cost — $1,046,594)					1,063,237
Sovereign Bonds — 5.8%
Brazil — 0.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	1,490,000	BRL	881,693
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	98,000	BRL	55,915
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	180,000	BRL	99,425

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	27

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Brazil — continued
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	160,000	$164,000
Total Brazil				1,201,033
Colombia — 0.2%
Republic of Colombia, Senior Notes	7.375%	3/18/19	247,000	297,635
Indonesia — 0.6%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	560,000	652,400	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	200,000	220,541	(a)
Total Indonesia				872,941
Russia — 1.4%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	7.175%	5/16/13	690,000	738,127	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	260,000	293,800	(a)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	65,000	91,764	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	809,080	937,724	(a)
Total Russia				2,061,415
Turkey — 0.7%
Republic of Turkey, Notes	6.750%	5/30/40	100,000	109,500
Republic of Turkey, Senior Notes	7.500%	7/14/17	470,000	558,125
Republic of Turkey, Senior Notes	7.000%	3/11/19	150,000	174,000
Republic of Turkey, Senior Notes	7.500%	11/7/19	140,000	167,300
Total Turkey				1,008,925
Venezuela — 2.1%
Bolivarian Republic of Venezuela	5.750%	2/26/16	4,200,000	2,982,000	(a)
Bolivarian Republic of Venezuela, Collective Action Securities	1.288%	4/20/11	211,000	205,725	(a)(d)
Total Venezuela				3,187,725
Total Sovereign Bonds (Cost — $7,778,955)				8,629,674

			Shares
Common Stocks — 1.3%
Consumer Discretionary — 0.9%
Media — 0.9%
Charter Communications Inc.			26,001	1,012,479	*(e)
Charter Communications Inc., Class A Shares			8,030	312,688	*
Total Consumer Discretionary				1,325,167
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			2,496	67,816	*

See Notes to Financial Statements.

28	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security			Shares	Value
Industrials — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			71	$31,954	(c)(e)
Nortek Inc.			906	32,601	*
Total Industrials				64,555
Materials — 0.4%
Chemicals — 0.4%
LyondellBasell Industries NV, Class A Shares			15,121	520,162	*
Total Common Stocks (Cost — $1,076,951)				1,977,700

	Rate
Convertible Preferred Stocks — 0.5%
Financials — 0.5%
Diversified Financial Services — 0.5%
Bank of America Corp. (Cost — $822,194)	7.250%		830	794,285
Preferred Stocks — 1.4%
Consumer Discretionary — 0.0%
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		8,862	1	*(a)(c)(d)(e)
Financials — 1.4%
Commercial Banks — 0.1%
Banesto Holdings Ltd.	10.500%		7,000	164,938	(a)
Diversified Financial Services — 1.3%
Citigroup Capital XII	8.500%		23,400	619,164	(d)
Citigroup Capital XIII	7.875%		48,025	1,292,353	*(d)
Total Diversified Financial Services				1,911,517
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		14,050	8,837	*(d)
Total Financials				2,085,292
Total Preferred Stocks (Cost — $2,370,950)				2,085,293

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	389	4	*(c)(e)
Charter Communications Inc.		11/30/14	508	2,527	*
CMP Susquehanna Radio Holdings Co.		3/23/19	10,127	0	*(a)(c)(e)
Jack Cooper Holdings Corp.		12/15/17	627	15,675	*(e)
Nortek Inc.		12/7/14	2,304	16,129	*(c)(e)
SemGroup Corp.		11/30/14	2,628	11,826	*(c)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	29

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Security		Expiration Date	Warrants		Value
Warrants — continued
Turbo Beta Ltd.		11/1/14	1		$0	*(c)(e)
Total Warrants (Cost — $30,672)					46,161
Total Investments before Short-Term Investments (Cost — $139,794,205)					144,438,319

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 1.7%
Sovereign Bonds — 0.3%
Egypt Treasury Bills (Cost — $399,425)	8.786%	1/4/11	2,275,000	EGP	391,617	(i)
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $17,985)	0.191-0.240%	5/9/11	18,000		17,993	(i)(j)
Repurchase Agreements — 1.4%
Morgan Stanley tri-party repurchase agreement dated 12/31/10; Proceeds at maturity — $2,135,021; (Fully collateralized by U.S. government agency obligations, 3.875% due 10/14/25; Market Value — $2,178,810) (Cost — $2,135,000)	0.120%	1/3/11	2,135,000		2,135,000
Total Short-Term Investments (Cost — $2,552,410)					2,544,610
Total Investments — 98.1% (Cost — $142,346,615#)					146,982,929
Other Assets in Excess of Liabilities — 1.9%					2,801,039
Total Net Assets — 100.0%					$149,783,968

See Notes to Financial Statements.

30	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is in default as of December 31, 2010.

(c)	Illiquid security (unaudited).

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	The maturity principal is currently in default as of December 31, 2010.

#	Aggregate cost for federal income tax purposes is $142,434,910.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EGP	— Egyptian Pound
EUR	— Euro
GBP	— British Pound
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	31

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $142,346,615)	$146,982,929
Foreign currency, at value (Cost — $655)	641
Cash	8,467
Interest and dividends receivable	2,819,925
Unrealized appreciation on forward foreign currency contracts	494,145
Receivable for Portfolio shares sold	64,877
Receivable from broker — variation margin on open futures contracts	5,688
Receivable for securities sold	3,237
Prepaid expenses	3,054
Other receivable	97
Total Assets	150,383,060

Liabilities:
Payable for securities purchased	262,600
Payable for Portfolio shares repurchased	124,713
Investment management fee payable	99,754
Unrealized depreciation on forward foreign currency contracts	36,453
Distribution fees payable	5,968
Trustees’ fees payable	299
Accrued expenses	69,305
Total Liabilities	599,092
Total Net Assets	$149,783,968

Net Assets:
Par value (Note 7)	$189
Paid-in capital in excess of par value	165,436,000
Undistributed net investment income	56,254
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(20,862,097)
Net unrealized appreciation on investments, futures contracts and foreign currencies	5,153,622
Total Net Assets	$149,783,968

Shares Outstanding:
Class I	15,347,542
Class II	3,570,543

Net Asset Value:
Class I	$7.90
Class II	$8.01

See Notes to Financial Statements.

32	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$13,351,273
Dividends	156,616
Total Investment Income	13,507,889

Expenses:
Investment management fee (Note 2)	1,149,935
Shareholder reports	97,565
Distribution fees (Notes 2 and 5)	72,011
Audit and tax	27,144
Transfer agent fees (Note 5)	12,272
Custody fees	11,566
Legal fees	8,576
Insurance	3,269
Trustees’ fees	2,153
Miscellaneous expenses	2,102
Total Expenses	1,386,593
Less: Compensating balance arrangements (Note 1)	(369)
Net Expenses	1,386,224
Net Investment Income	12,121,665

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	5,725,990
Futures contracts	(165,805)
Foreign currency transactions	893,124
Net Realized Gain	6,453,309
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	595,333
Futures contracts	57,880
Foreign currencies	61,423
Change in Net Unrealized Appreciation (Depreciation)	714,636
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	7,167,945
Increase in Net Assets From Operations	$19,289,610

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	33

Statements of changes in net assets

For the years ended December 31,	2010	2009

Operations:
Net investment income	$12,121,665	$13,626,481
Net realized gain (loss)	6,453,309	(15,968,632)
Change in net unrealized appreciation (depreciation)	714,636	52,773,115
Increase in Net Assets From Operations	19,289,610	50,430,964

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,400,005)	(13,400,010)
Decrease in Net Assets From Distributions to Shareholders	(12,400,005)	(13,400,010)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	56,075,692	43,125,797
Reinvestment of distributions	12,400,005	13,400,010
Cost of shares repurchased	(78,608,153)	(25,643,807)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(10,132,456)	30,882,000
Increase (Decrease) in Net Assets	(3,242,851)	67,912,954

Net Assets:
Beginning of year	153,026,819	85,113,865
End of year*	$149,783,968	$153,026,819
* Includes undistributed (overdistributed) net investment income, respectively of:	$56,254	$(438,132)

See Notes to Financial Statements.

34	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$7.50	$5.30	$9.05	$9.83	$9.48

Income (loss) from operations:
Net investment income	0.68	0.80	0.82	0.75	0.70
Net realized and unrealized gain (loss)	0.44	2.13	(3.66)	(0.75)	0.31
Total income (loss) from operations	1.12	2.93	(2.84)	—	1.01

Less distributions from:
Net investment income	(0.72)	(0.73)	(0.91)	(0.73)	(0.60)
Net realized gains	—	—	—	(0.05)	(0.06)
Total distributions	(0.72)	(0.73)	(0.91)	(0.78)	(0.66)

Net asset value, end of year	$7.90	$7.50	$5.30	$9.05	$9.83
Total return[3]	15.07%	55.55%	(30.82)%	(0.07)%	10.64%

Net assets, end of year (000s)	$121,188	$123,458	$63,782	$103,980	$89,403

Ratios to average net assets:
Gross expenses	0.91%	0.91%	1.12%	0.97%	1.00%[4]
Net expenses[5,6]	0.91	0.91	0.98 [7]	0.96 [7]	1.00 [4,7]
Net investment income	8.49	11.79	10.01	7.60	7.11

Portfolio turnover rate	108%	80%	66%	66%	67%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.98%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	35

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$7.58	$5.33	$9.08	$9.85	$9.50

Income (loss) from operations:
Net investment income	0.66	0.78	0.80	0.73	0.67
Net realized and unrealized gain (loss)	0.45	2.15	(3.67)	(0.76)	0.31
Total income (loss) from operations	1.11	2.93	(2.87)	(0.03)	0.98

Less distributions from:
Net investment income	(0.68)	(0.68)	(0.88)	(0.69)	(0.57)
Net realized gains	—	—	—	(0.05)	(0.06)
Total distributions	(0.68)	(0.68)	(0.88)	(0.74)	(0.63)

Net asset value, end of year	$8.01	$7.58	$5.33	$9.08	$9.85
Total return[3]	14.70%	55.14%	(31.01)%	(0.33)%	10.34%

Net assets, end of year (000s)	$28,596	$29,569	$21,332	$29,785	$31,433

Ratios to average net assets:
Gross expenses	1.17%	1.24%	1.21%	1.25%	1.35%[4]
Net expenses[5,6]	1.17	1.24	1.19 [7]	1.23 [7]	1.27 [4,7]
Net investment income	8.22	11.67	9.73	7.31	6.82

Portfolio turnover rate	108%	80%	66%	66%	67%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 1.33% and 1.25%, respectively.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	37
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$125,650,747	$632,150	$126,282,897
Collateralized senior loans	—	2,960,222	598,850	3,559,072
Convertible bonds & notes	—	1,063,237	—	1,063,237
Sovereign bonds	—	8,629,674	—	8,629,674
Common stocks	$933,267	1,012,479	31,954	1,977,700
Convertible preferred stocks	794,285	—	—	794,285
Preferred stocks	1,920,354	164,938	1	2,085,293
Warrants	2,527	11,826	31,808	46,161
Total long-term investments	$3,650,433	$139,493,123	$1,294,763	$144,438,319
Short-term investments†	—	2,544,610	—	2,544,610
Total investments	$3,650,433	$142,037,733	$1,294,763	$146,982,929
Other financial instruments:
Forward foreign currency contracts	—	$494,145	—	$494,145
Futures contracts	$96,771	—	—	96,771
Total other financial instruments	$96,771	$494,145	—	$590,916
Total	$3,747,204	$142,531,878	$1,294,763	$147,573,845

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$36,453	—	$36,453
Futures contracts	$38,891	—	—	38,891
Total	$38,891	$36,453	—	$75,344

†	See Schedule of Investments for additional detailed categorizations.

38	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Asset- Backed Securities	Common Stocks	Escrowed Shares	Preferred Stocks	Warrants	Total
Balance as of December 31, 2009	$702,782	—	—	$59,926	$0	$9	$29,388	$792,105
Accrued premiums/discounts	78,778	$281	$(19)	—	—	—	—	79,040
Realized gain (loss)[1]	(26,344)	—	(127,136)	(29)	—	(11,500)	—	(165,009)
Change in unrealized appreciation (depreciation)[2]	64,288	12,492	127,155	39,873	—	11,492	14,246	269,546
Net purchases (sales)	(213,954)	586,077	—	—	(0)	—	—	372,123
Transfers into Level 3	26,600	—	—	—	—	—	—	26,600
Transfers out of Level 3	—	—	—	(67,816)	—	—	(11,826)	(79,642)
Balance as of December 31, 2010	$632,150	$598,850	—	$31,954	—	$1	$31,808	$1,294,763
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	$(15,920)	$12,492	—	$31,954	—	$(8)	$2,420	$30,938

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	39

(c) Futures contracts. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Portfolio enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

40	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	41

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(l) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$772,726	$(772,726)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

42	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2010 the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $36,453. If a contingent feature in the Master Agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at the annual rate of the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Over $5 billion	0.700

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	43

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited and Western Singapore provide certain advisory services to the Portfolio relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired portfolio fees and expenses, to average net assets of Class I and II shares did not exceed 1.00% and 1.25%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$150,312,090	$138,786
Sales	161,828,002	139,715

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,044,871
Gross unrealized depreciation	(6,496,852)
Net unrealized appreciation	$4,548,019

44	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	12	3/11	$1,564,016	$1,525,125	$(38,891)
Contracts to Sell:
U.S. Treasury 5-Year Notes	49	3/11	5,864,990	5,768,219	96,771
Net unrealized gain on open futures contracts					$57,880

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	UBS AG	243,533	$379,578	2/14/11	$(7,286)
British Pound	UBS AG	76,093	118,601	2/14/11	(1,154)
Euro	Citibank N.A.	658,396	879,726	2/14/11	13,784
Euro	Citibank N.A.	635,094	848,591	2/14/11	(20,217)
					$(14,873)
Contracts to Sell:
British Pound	UBS AG	150,000	$233,795	2/14/11	$7,895
British Pound	Citibank N.A.	220,000	342,899	2/14/11	10,641
British Pound	Credit Suisse	306,262	477,350	2/14/11	15,426
British Pound	UBS AG	1,536,395	2,394,675	2/14/11	83,378
Euro	UBS AG	8,157,321	10,899,532	2/14/11	297,533
Euro	UBS AG	32,670	43,653	2/14/11	(156)
Euro	UBS AG	286,708	383,089	2/14/11	3,776
Euro	JPMorgan Chase Bank	300,000	400,850	2/14/11	7,672
Euro	Citibank N.A.	550,000	734,891	2/14/11	(7,640)
Euro	Citibank N.A.	1,585,700	2,118,757	2/14/11	54,040
					$472,565
Net unrealized gain on open forward foreign currency contracts					$457,692

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	45

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$96,771	—	$96,771
Forward foreign currency contracts	—	$494,145	494,145
Total	$96,771	$494,145	$590,916

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$38,891	—	$38,891
Forward foreign currency contracts	—	$36,453	36,453
Total	$38,891	$36,453	$75,344

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(165,805)	—	$(165,805)
Forward foreign currency contracts	—	$1,444,296	1,444,296
Total	$(165,805)	$1,444,296	$1,278,491

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$57,880	—	$57,880
Forward foreign currency contracts	—	$50,115	50,115
Total	$57,880	$50,115	$107,995

46	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2010, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$1,638,768
Forward foreign currency contracts (to sell)	15,233,367
Futures contracts (to buy)	1,335,577
Futures contracts (to sell)	4,907,664

5. Class specific expenses

The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. There is no distribution fee incurred by the Portfolio’s Class I shares. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class I	—	$6,621
Class II	$72,011	5,651
Total	$72,011	$12,272

6. Distributions to shareholders by class

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Investment Income:
Class I	$10,165,006	$10,940,638
Class II	2,234,999	2,459,372
Total	$12,400,005	$13,400,010

7. Shares of beneficial interest

At December 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

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Transactions in shares of each class were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I
Shares sold	6,035,143	$48,255,755	5,526,459	$37,102,261
Shares issued on reinvestment	1,295,212	10,165,006	1,473,785	10,940,638
Shares repurchased	(8,435,750)	(65,818,139)	(2,584,156)	(17,311,005)
Net increase (decrease)	(1,105,395)	$(7,397,378)	4,416,088	$30,731,894

Class II
Shares sold	977,548	$7,819,937	861,138	$6,023,536
Shares issued on reinvestment	280,806	2,234,999	327,185	2,459,372
Shares repurchased	(1,588,106)	(12,790,014)	(1,289,839)	(8,332,802)
Net increase (decrease)	(329,752)	$(2,735,078)	(101,516)	$150,106

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$12,400,005	$13,400,010

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$846,212
Capital loss carryforward*	(20,715,922)
Other book/tax temporary differences(a)	(847,838)
Unrealized appreciation (depreciation)(b)	5,065,327
Total accumulated earnings (losses) — net	$(15,652,221)

*	During the taxable year ended December 31, 2010, the Portfolio utilized $2,949,794 of its capital loss carryforward available from prior years. As of December 31, 2010, the Portfolio had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(4,727,421)
12/31/2017	(15,988,501)
$(20,715,922)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

48	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	49

U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently

50	Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

11 Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Portfolio, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio 2010 Annual Report	51

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Variable Global High Yield Bond Portfolio, a series of Legg Mason Partners Variable Income Trust, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable Global High Yield Bond Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2011

52	Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Variable Global High Yield Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as

Legg Mason Western Asset Variable Global High Yield Bond Portfolio	53

the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadvisers’ risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadvisers’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against

54	Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as high current yield funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1- and 10-year periods ended June 30, 2010 was above the median and that its performance was below the median for the 3- and 5-year periods ended June 30, 2010. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods, and noted the Fund’s improved more recent performance.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio	55

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of funds (including the Fund) classified as high current yield funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was slightly above the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

56	Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio	57

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

58	Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Variable Global High Yield Bond Portfolio	59

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

60	Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Variable Global High Yield Bond Portfolio	61

Additional Officers cont’d
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

62	Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
David Castano Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio	63

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record Date:	6/17/2010	12/21/2010
Payable Date:	6/18/2010	12/22/2010
Dividends qualifying for the dividends received deduction for corporations	0.64%	0.51%

Please retain this information for your records.

Legg Mason Western Asset

Variable Global High Yield Bond Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/
individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

FD04117 2/11 SR11-1314

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $141,650 in 2009 and $112,300 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $29 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,600 in 2009 and $15,600 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date: February 25, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer
Legg Mason Partners Variable Income Trust

Date: February 25, 2011